Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
First Trust Flexible Municipal High Income ETF
(formerly, First Trust Municipal CEF Income Opportunity ETF)
Ticker Symbol:	MFLX
Exchange:	The Nasdaq Stock Market LLC
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=MFLX .   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus, dated May 13, 2022, and statement of additional information, dated April 14, 2022, are all incorporated by reference into this Summary Prospectus.
May 13, 2022

Investment Objectives
The First Trust Flexible Municipal High Income ETF (the "Fund") seeks to provide current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses	0.86%
Fee Waiver(1)	0.20%
Net Annual Fund Operating Expenses(2)	0.66%
(1)
Pursuant to a contractual agreement, the Advisor has agreed to waive management fees of 0.20% of average daily net assets until April 14, 2023. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust, on behalf of the Fund, or by the Fund’s investment advisor only after April 14, 2023.
(2)
Expenses have been restated to reflect the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$67	$254	$457	$1,042
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. Municipal debt securities are generally issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and other instrumentalities. In order to implement the Fund's revised investment strategy, there will be an invest-up period of approximately 30 to 60 days from the date of this prospectus in which the Fund will depart from this 80% policy, and other investment policies described below, in order to transition the Fund's assets to meet the new investment strategy. The Fund may invest in a range of municipal securities, including, but not limited to, municipal lease obligations (and certificates of participation in such obligations), municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds (including without limitation industrial development bonds), and pre-refunded and escrowed to maturity bonds. In addition, the Fund may invest in inverse floating rate securities issued by tender option bond (“TOB”) trusts and securities issued by custodial receipt trusts, each of which are investment vehicles the underlying assets of which are municipal bonds. The Fund may invest without limitation in municipal securities that pay interest and generate income subject to federal and state alternative minimum tax.

The Fund may invest in municipal debt securities of any duration, maturity or credit quality, but will focus on longer duration, higher yielding municipal debt securities, including municipal debt securities that are rated below investment grade or unrated and determined by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") to be of comparable quality, also known as “junk” bonds. The Fund may invest up to 10% of its net assets in municipal debt securities that are currently in default ("Distressed Securities"). If, subsequent to purchase by the Fund, a municipal debt security held by the Fund goes into default, the Fund may continue to hold the security and it will not cause the Fund to violate the 10% investment limitation; however, the defaulted municipal debt security will be taken into account for purposes of determining whether purchases of additional municipal debt securities will cause the Fund to violate its limitation on holding Distressed Securities
In addition, the Fund may invest up to 10% of its net assets in closed-end investment companies that are listed and traded in the United States on registered exchanges which invest primarily in municipal debt securities, some or all of which pay interest that is exempt from regular federal income taxes.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ALTERNATIVE MINIMUM TAX RISK. Although the interest received from municipal securities is generally exempt from federal income tax, the Fund may invest in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to the federal alternative minimum tax.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.
CLOSED-END FUNDS RISK. Shares of closed-end funds trade on exchanges at market prices rather than net asset value and cannot be redeemed on demand. Accordingly, closed-end fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that a discount on shares of closed-end funds purchased by the Fund will not decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value for those shares. As a shareholder in a closed-end fund, the Fund bears its ratable share of the fund’s expenses, subjecting Fund shareholders to additional expenses. Additionally, closed-end funds may utilize leverage. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CREDIT RATING AGENCY RISK. Credit ratings are determined by credit rating agencies such as Standard & Poor’s, Inc., Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
CREDIT SPREAD RISK. From time to time, spreads (i.e., the difference in yield between debt securities that have different credit qualities or other differences) may increase, which may reduce the market value of some of the Fund’s debt securities. While the Fund may employ strategies to mitigate credit spread risk, these strategies may not be successful.
CUSTODIAL RECEIPTS TRUST RISK. Custodial receipts are financial instruments sold through private placements that represent the right to receive future principal and interest payments on underlying municipal obligations. Custodial receipt trusts may also issue inverse floater securities. If the Fund was to hold inverse floaters issued by custodial receipt trusts, the Fund would be subject to the risks of inverse floaters described herein. In particular, because the instruments may be leveraged, their market values may be more volatile than other types of debt securities.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DISTRESSED SECURITIES RISK. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in high-yield securities that are not in default. In some instances, the Fund will not receive interest payments from the distressed securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a distressed debt security, the Fund may lose its entire investment in the security.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.
INDUSTRIAL DEVELOPMENT BOND RISK. To the extent that investments in the industrial development sector represent a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrial development sector. These bonds are normally secured only by the revenues from the project and are not general obligations of the issuer or otherwise secured by state or local government tax receipts. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

INVERSE FLOATERS RISK. The Fund may invest in inverse floaters. The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
MUNICIPAL LEASE PARTICIPATIONS RISK. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
MUNICIPAL SECURITIES MARKET LIQUIDITY RISK. From time to time, inventories of municipal securities held by brokers and dealers may decrease, lessening their ability to make a market in these securities. Any reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities, and increase price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a municipal security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.
MUNICIPAL SECURITIES RISK. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. In addition, income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal securities. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. The costs associated with combating the pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and political subdivisions. These risks may also adversely affect several sectors of the municipal bond market, such as airports, toll roads, hospitals and colleges, among many others. The full impact of the COVID-19 pandemic on state and political subdivisions’ ability to make payments on debt obligations is impossible to predict, but could negatively impact the value of bonds, the ability of state and political subdivisions to make payments when due and the performance of the Fund.

MUNICIPAL SECURITIES VALUATION RISK. The municipal securities in which the Fund invests are typically valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying fund to change.
PRE-REFUNDED BONDS RISK. Pre-refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded bonds held by the Fund is funded from securities held in a designated escrow account where such securities are obligations of and carry the full faith and credit of the U.S. Department of the Treasury. The securities held in the escrow fund pledged to pay the principal and interest of the pre-refunded bond do not guarantee the price of the bond. Investment in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk.
PRIVATE ACTIVITY BONDS RISK. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise is responsible for the payment of principal and interest on the bond and the issuer ordinarily does not pledge its full faith, credit and taxing power for repayment. The private enterprise can have a substantially different credit profile than the issuer. The private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. An underlying fund’s private activity bond holdings may also pay interest subject to the alternative minimum tax.
RESTRICTED SECURITIES RISK. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
TAX RISK. Interest income from municipal securities is normally not subject to regular federal income tax, but income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
ZERO COUPON BOND RISK. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of a broad-based market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On April 14, 2022, the Fund’s investment strategy changed. Prior to April 14, 2022, the Fund sought to achieve its investment objective of providing current income through investments in closed-end funds and ETFs that held municipal debt securities. Following April 14, 2022, the Fund seeks to achieve this investment objective primarily through direct investments in municipal debt securities. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund would have generated based upon its current strategy.
First Trust Flexible Municipal High Income ETF
Calendar Year Total Returns as of 12/31 (1)

(1)
The Fund's calendar year-to-date total return based on net asset value for the period 12/31/21 to 03/31/22 was -13.42%.
During the periods shown in the chart above:
Best Quarter		Worst Quarter
7.70%	March 31, 2019	-7.27%	March 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	8.28%	6.58%	4.60%	9/27/2016
Return After Taxes on Distributions	6.67%	5.04%	3.08%
Return After Taxes on Distributions and Sale of Fund Shares	4.90%	4.39%	2.83%
Bloomberg Municipal Long Bond (22+) Index(1) (reflects no deduction for fees, expenses or taxes)	3.17%	5.58%	4.24%
Blended Benchmark(2)	4.60%	5.86%	4.58%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.52%	4.17%	3.21%
First Trust Municipal Closed-End Fund Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	8.19%	7.46%	5.18%
(1)
The Bloomberg Municipal Long Bond (22+) Index will serve as the Fund's new primary benchmark index. The Fund's investment advisor has determined that the Bloomberg Municipal Long Bond (22+) Index provides a more appropriate comparison to Fund returns.
(2)
The Blended Benchmark returns are a 50/50 split between the Bloomberg High Yield Total Return Index and the Bloomberg Municipal Bond Index Total Return Index.
(3)
The First Trust Municipal Closed-End Fund Total Return Index is a cap-weighted index (based on NAV) designed to provide a broad representation of the taxable fixed income closed-end fund universe. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Fund's investment advisor has determined that the The First Trust Municipal Closed-End Fund Total Return Index no longer serves as an appropriate comparison to Fund returns, and therefore, intends to remove it as a benchmark index for the Fund as of January 1, 2023.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The following persons serve as portfolio managers of the Fund.
•
Tom Futrell, CFA, Senior Vice President and Senior Portfolio Manager of First Trust
•
Johnathan N. Wilhelm, Senior Vice President and Senior Portfolio Manager of First Trust
•
Ken Fincher, Senior Vice President and Portfolio Manager of First Trust
•
Tom Byron, Senior Vice President and Portfolio Manager of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Ken Fincher has served as part of the portfolio management team of the Fund since 2016 and Tom Futrell, Johnathan Wilhelm and Tom Byron have each served as part of the portfolio management team of the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at https://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund intends to make interest income distributions, some or all of which will be exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes, and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). The Fund may make other distributions that are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=MFLX .
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